UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 11, 2011 (March 10, 2010)

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer Identification No.)
incorporation
or organization)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On March 10, 2011, Walter Energy, Inc. (the “Company”) issued a press release announcing the successful conclusion of negotiations to lease approximately 75 million tons of recoverable Blue Creek coking coal reserves in Tuscaloosa County, Alabama from a subsidiary of Chevron Corporation (“Chevron”). The Company also announced the execution of a definitive purchase and sale agreement to acquire the existing North River steam coal mine in Fayette and Tuscaloosa counties, Alabama from a subsidiary of Chevron. The Company expects to close on both transactions on April 30, 2011. Consummation of the transactions are subject to certain customary closing conditions including, among other things, (i) the receipt of required consents from third parties in connection with the assignment of contracts and leases incident to the operation of the business, (ii) the expiration or earlier termination of the applicable notice, consent or other regulatory action requirements by governmental entities, and (iii) the absence of injunctions or restraints imposed by governmental entities. A copy of the press release is incorporated by reference and attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 8.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

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Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements may involve a number of risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, and could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements, including the timing to consummate the proposed transactions and the satisfaction of a condition to closing of any of the proposed transactions. See also the “Risk Factors” in our 2010 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission available at the Securities and Exchange Commission’s web site at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We do not intend to, update or revise the forward-looking statements except as may be required by law.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated March 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: March 11, 2011	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President
interim General Counsel and Secretary